UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

TriplePoint Venture Growth BDC Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-36328	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 854-2090

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 20, 2014, TriplePoint Venture Growth BDC Corp. (the “Company”) made available in the investors section of its website (www.tpvg.com), an investor presentation which it will present at the 2014 Wells Fargo Specialty Securities Research & Economics Specialty Finance Conference on May 20, 2014.  The presentation will be webcast live on the Company’s website on Tuesday, May 20, 2014, at 2 p.m. Eastern Time and remain on the Company’s website for a period of 30 days thereafter.

The information set forth herein is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended), or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
James P. Labe
Chief Executive Officer

Date: May 20, 2014

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